Note 2 - Summary of significant accounting policies: Revenue recognition (Details) - USD ($)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Details
Revenue, Performance Obligation, Description of Payment Terms	The payment terms usually include, but are not limited to, the following billing stages: 1) signing of the sales contract, approximately between 20% - 40% of the contract price, 2) before delivery 30% - 40%, 3) completion of the delivery or instalment, approximately between 10% - 30% of the contract price, and 4) completion of a warranty period, approximately within 10% of the contract price. The completion of a warranty period is only passage of time and would not make the Company probable to not able to bill the remaining approximately 10% of the contract price. The timing of receiving payments does not differ significantly from the payment terms specified in the contracts.
Contract with Customer, Liability, Revenue Recognized	$ 3,804,266	$ 1,753,808